                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-3105

                      Oppenheimer Capital Appreciation Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: August 31

                      Date of reporting period: 11/30/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Capital Appreciation Fund
STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Shares           Value
                                                        ------------   ---------------
COMMON STOCKS--99.1%
CONSUMER DISCRETIONARY--12.3%
HOTELS, RESTAURANTS & LEISURE--1.7%
McDonald's Corp.                                           1,193,190   $    93,426,777
INTERNET & CATALOG RETAIL--1.5%
Amazon.com, Inc.(1)                                          466,802        81,877,071
MEDIA--2.0%
McGraw-Hill Cos., Inc. (The)                               1,194,010        41,181,405
Walt Disney Co. (The)                                      1,958,780        71,515,058
                                                                       ---------------
                                                                           112,696,463
MULTILINE RETAIL--0.3%
Target Corp.                                                 275,160        15,667,610
SPECIALTY RETAIL--2.8%
Bed Bath & Beyond, Inc.(1)                                 1,263,470        55,264,178
O'Reilly Automotive, Inc.(1)                                 613,990        36,949,918
TJX Cos., Inc. (The)                                       1,312,520        59,864,037
                                                                       ---------------
                                                                           152,078,133
TEXTILES, APPAREL & LUXURY GOODS--4.0%
Coach, Inc.                                                1,387,510        78,449,815
Nike, Inc., Cl. B                                            924,210        79,602,207
Polo Ralph Lauren Corp., Cl. A                               574,995        62,812,454
                                                                       ---------------
                                                                           220,864,476
CONSUMER STAPLES--10.1%
BEVERAGES--2.4%
PepsiCo, Inc.                                              2,054,650       132,792,030
FOOD & STAPLES RETAILING--1.7%
Costco Wholesale Corp.                                       820,600        55,480,766
Wal-Mart Stores, Inc.                                        699,220        37,820,810
                                                                       ---------------
                                                                            93,301,576
FOOD PRODUCTS--4.7%
DANONE SA                                                  1,133,004        66,364,835
General Mills, Inc.                                        1,768,658        62,486,687
Nestle SA                                                  1,420,739        77,219,461
Unilever NV CVA                                            1,772,058        49,983,541
                                                                       ---------------
                                                                           256,054,524
HOUSEHOLD PRODUCTS--1.3%
Colgate-Palmolive Co.                                        952,860        72,941,433
ENERGY--7.6%
ENERGY EQUIPMENT & SERVICES--2.9%
Halliburton Co.                                            1,935,370        73,234,401
Schlumberger Ltd.                                          1,154,366        89,278,666
                                                                       ---------------
                                                                           162,513,067
OIL, GAS & CONSUMABLE FUELS--4.7%
ConocoPhillips                                             1,353,128        81,417,712
EOG Resources, Inc.                                          624,360        55,536,822
Occidental Petroleum Corp.                                 1,359,272       119,847,012
                                                                       ---------------
                                                                           256,801,546


                    1 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund
STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Shares           Value
                                                        ------------   ---------------
COMMON STOCKS CONTINUED
FINANCIALS--5.8%
CAPITAL MARKETS--0.4%
Credit Suisse Group AG                                       638,002   $    23,545,652
COMMERCIAL BANKS--2.2%
U.S. Bancorp                                               2,638,328        62,739,440
Wells Fargo & Co.                                          2,175,190        59,186,920
                                                                       ---------------
                                                                           121,926,360
DIVERSIFIED FINANCIAL SERVICES--3.2%
BM&F BOVESPA SA                                            6,209,040        47,257,653
CME Group, Inc.                                              142,300        40,990,938
IntercontinentalExchange, Inc.(1)                            349,510        39,389,777
JPMorgan Chase & Co.                                       1,286,710        48,097,220
                                                                       ---------------
                                                                           175,735,588
HEALTH CARE--14.5%
BIOTECHNOLOGY--2.5%
Amgen, Inc.(1)                                             1,245,090        65,603,792
Celgene Corp.(1)                                           1,229,840        73,027,899
                                                                       ---------------
                                                                           138,631,691
HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
Baxter International, Inc.                                 1,303,390        63,279,585
Stryker Corp.                                              1,051,590        52,674,143
                                                                       ---------------
                                                                           115,953,728
HEALTH CARE PROVIDERS & SERVICES--2.3%
Express Scripts, Inc.(1)                                   1,157,170        60,276,985
Medco Health Solutions, Inc.(1)                            1,118,060        68,559,439
                                                                       ---------------
                                                                           128,836,424
LIFE SCIENCES TOOLS & SERVICES--2.3%
Mettler-Toledo International, Inc.(1)                        272,303        39,532,950
Thermo Fisher Scientific, Inc.(1)                          1,668,667        84,868,404
                                                                       ---------------
                                                                           124,401,354
PHARMACEUTICALS--5.3%
Allergan, Inc.                                             1,386,984        91,915,430
Bristol-Myers Squibb Co.                                   2,610,202        65,881,498
Novo Nordisk AS, Cl. B                                       796,734        78,811,057
Roche Holding AG                                             396,451        54,432,270
                                                                       ---------------
                                                                           291,040,255
INDUSTRIALS--13.7%
AEROSPACE & DEFENSE--2.7%
Goodrich Corp.                                             1,039,759        89,180,129
United Technologies Corp.                                    808,090        60,824,934
                                                                       ---------------
                                                                           150,005,063
AIR FREIGHT & LOGISTICS--1.2%
United Parcel Service, Inc., Cl. B                           924,960        64,867,445
ELECTRICAL EQUIPMENT--2.8%
ABB Ltd.                                                   2,883,591        55,881,876


                    2 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund
STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Shares           Value
                                                        ------------   ---------------
COMMON STOCKS CONTINUED
ELECTRICAL EQUIPMENT CONTINUED
Emerson Electric Co.                                       1,742,596   $    95,964,762
                                                                       ---------------
                                                                           151,846,638
MACHINERY--5.7%
Caterpillar, Inc.                                            947,030        80,118,738
Danaher Corp.                                              1,457,761        63,048,163
Joy Global, Inc.                                           1,016,830        77,604,466
Parker-Hannifin Corp.                                      1,126,277        90,361,204
                                                                       ---------------
                                                                           311,132,571
ROAD & RAIL--1.3%
Union Pacific Corp.                                          820,818        73,963,910
INFORMATION TECHNOLOGY--30.4%
COMMUNICATIONS EQUIPMENT--7.0%
Cisco Systems, Inc.(1)                                     4,824,552        92,438,416
Juniper Networks, Inc.(1)                                  2,943,650       100,142,973
QUALCOMM, Inc.                                             4,167,780       194,802,037
                                                                       ---------------
                                                                           387,383,426
COMPUTERS & PERIPHERALS--5.8%
Apple, Inc.(1)                                               909,760       283,071,824
Hewlett-Packard Co.                                          870,263        36,490,128
                                                                       ---------------
                                                                           319,561,952
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.2%
Corning, Inc.                                              3,764,320        66,477,891
INTERNET SOFTWARE & SERVICES--6.2%
Akamai Technologies, Inc.(1)                               1,383,661        72,213,268
eBay, Inc.(1)                                              2,476,290        72,134,328
Google, Inc., Cl. A(1)                                       350,476       194,763,018
                                                                       ---------------
                                                                           339,110,614
IT SERVICES--3.9%
Cognizant Technology Solutions Corp.(1)                    1,032,280        67,077,554
International Business Machines Corp.                        424,120        59,996,015
Visa, Inc., Cl. A                                          1,163,490        85,923,737
                                                                       ---------------
                                                                           212,997,306
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.9%
Broadcom Corp., Cl. A                                      2,377,065       105,755,622
SOFTWARE--4.4%
Adobe Systems, Inc.(1)                                       576,410        15,983,849
Intuit, Inc.(1)                                              764,910        34,336,810
Oracle Corp.                                               4,876,180       131,851,908
Vmware, Inc., Cl. A(1)                                       749,433        61,093,778
                                                                       ---------------
                                                                           243,266,345
MATERIALS--3.6%
CHEMICALS--2.5%
Ecolab, Inc.                                               1,152,222        55,087,734
Praxair, Inc.                                                904,745        83,281,777
                                                                       ---------------
                                                                           138,369,511


                    3 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund
STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Shares           Value
                                                        ------------   ---------------
COMMON STOCKS CONTINUED
METALS & MINING--1.1%
Barrick Gold Corp.                                         1,169,210   $    60,389,697
TELECOMMUNICATION SERVICES--1.1%
WIRELESS TELECOMMUNICATION SERVICES--1.1%
NII Holdings, Inc.(1)                                      1,536,023        59,536,251
                                                                       ---------------
Total Common Stocks (Cost $4,086,769,632)                                5,455,750,000
INVESTMENT COMPANIES--0.9%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency
Shares, 0.00%(2, 3)                                           19,243            19,243
Oppenheimer Institutional Money Market Fund, Cl. E,
0.21%(2, 4)                                               51,276,663        51,276,663
                                                                       ---------------
Total Investment Companies (Cost $51,295,906)                               51,295,906
TOTAL INVESTMENTS, AT VALUE (COST $4,138,065,538)              100.0%    5,507,045,906
Other Assets Net of Liabilities                                  0.0           567,517
                                                         -----------   ---------------
Net Assets                                                     100.0%  $ 5,507,613,423
                                                         ===========   ===============

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Rate shown is the 7-day yield as of November 30, 2010.

(3.) Interest rate is less than 0.0005%.

(4.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES          GROSS         GROSS           SHARES
                                                     AUGUST 31, 2010    ADDITIONS     REDUCTIONS   NOVEMBER 30, 2010
                                                     ---------------   -----------   -----------   -----------------
Oppenheimer Institutional Money Market Fund, Cl. E      23,827,122     212,440,538   184,990,997      51,276,663

                                                        VALUE       INCOME
                                                     -----------   -------
Oppenheimer Institutional Money Market Fund, Cl. E   $51,276,663   $23,090


                    4 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund
STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of November 30, 2010 based on valuation input level:

                                                         LEVEL 2--        LEVEL 3--
                                     LEVEL 1--            OTHER          SIGNIFICANT
                                UNADJUSTED QUOTED      SIGNIFICANT      UNOBSERVABLE
                                     PRICES         OBSERVABLE INPUTS       INPUTS         VALUE
                                -----------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary         $  676,610,530          $--                $--       $  676,610,530
   Consumer Staples                  555,089,563           --                 --          555,089,563
   Energy                            419,314,613           --                 --          419,314,613
   Financials                        321,207,600           --                 --          321,207,600
   Health Care                       798,863,452           --                 --          798,863,452
   Industrials                       751,815,627           --                 --          751,815,627
   Information Technology          1,674,553,156           --                 --        1,674,553,156
   Materials                         198,759,208           --                 --          198,759,208
   Telecommunication Services         59,536,251           --                 --           59,536,251
Investment Companies                  51,295,906           --                 --           51,295,906
                                  --------------          ---                ---       --------------
Total Assets                      $5,507,045,906          $--                $--       $5,507,045,906
                                  --------------          ---                ---       --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.


                    5 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund
STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.


                    6 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund
STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.


                    7 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund
STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

During the period ended November 30, 2010, the Fund had average contract amounts on forward foreign currency contracts to sell of $799,305.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.


                    8 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund
STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

As of November 30, 2010, the Fund had no outstanding forward contracts.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $4,172,175,396
                                 ==============
Gross unrealized appreciation    $1,394,158,271
Gross unrealized depreciation       (59,287,761)
                                 --------------
Net unrealized appreciation      $1,334,870,510
                                 ==============


                    9 | Oppenheimer Capital Appreciation Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Appreciation Fund


By: /s/ William F. Glavin
    --------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 01/11/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin
    --------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 01/11/2011


By: /s/ Brian W. Wixted
    --------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 01/11/2011